UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2012

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23016	13-3714405
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

11445 Cronhill Drive, Owing Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of Medifast, Inc. authorized, as disclosed in prior Current Reports on Form 8-K, the repurchase of up to 1,000,000 shares of the Company’s common stock. Pursuant to that authority, on May 23, 2012 and May 24, 2012, the Company purchased a total of 150,000 shares of common stock at an average price of $18.34 per share, aggregating $2,764,000. There are 125,000 remaining authorized shares which may be purchased under the repurchase program.

Stock repurchases under this program have been made by the Broker through open market and privately negotiated transactions at times and in such amounts as management deemed appropriate pursuant to Rule 10b-18 of the Exchange Act. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate authorization provisions, above noted regulatory requirements, and other market conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDIFAST, INC.
Dated: May 25, 2012
	By	/s/ Brendan N. Connors
Brendan N. Connors Chief Financial Officer

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